Fair Value Measurements - (Reconciliation) (Details) - Residential mortgage-backed securities $ in Thousands	12 Months Ended
Dec. 31, 2017 USD ($)
Reconciliation of activity for mortgage-backed securities on a net basis
Balance at the beginning of the period	$ 17,605
Principal paydowns	(798)
Sales of available-for-sale securities	(21,904)
Reclassification of unrealized gains (losses) included in other comprehensive loss due to sale	$ 5,097